Leasing Arrangements - Schedule Of Lease Related Assets And Liabilities Recorded On Balance Sheet (Detail) - USD ($) $ in Thousands		Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Assets:
Operating lease right-of-use assets		$ 13,923,373	$ 15,107,880	$ 17,496,004
Finance lease right-of-use assets	[1]	47,821	48,116	35,580
Total leased assets		13,971,194	15,155,996	17,531,584
Current liabilities:
Operating lease liabilities		868,348	842,680	680,911
Finance lease liabilities		5,183	4,851	4,718
Total current liabilities		873,531	847,531	685,629
Non-current liabilities
Operating lease obligations		18,936,572	20,220,274	21,202,804
Finance lease obligations		40,972	43,332	48,359
Total non-current liabilities		18,977,544	20,263,606	21,251,163
Total lease obligations		$ 19,851,075	$ 21,111,137	$ 21,936,792

[1]	Finance lease right-of-use assets are recorded net of accumulated amortization of $19.9 million and $17.6 million as of June 30, 2021 and December 31, 2020, respectively.